UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 28, 2003

DATE OF REPORT

(Date of Earliest Event Reported)

DRUGSTORE.COM, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-26137	04-3416255
(State or Other Jurisdiction of	(Commission File No.)	(IRS Employer
Incorporation)		Identification No.)

13920 SOUTHEAST EASTGATE WAY, SUITE 300, BELLEVUE, WASHINGTON 98005

(Address of Principal Executive Offices, Including Zip Code)

(425) 372-3200

(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1

Press release, dated April 23, 2003, containing information regarding the first fiscal quarter 2003 results of drugstore.com, inc. and forward-looking statements relating to drugstore.com inc.’s performance during the second fiscal quarter of 2003.

99.2

Script of earnings call, held on April 23, 2003, regarding the first fiscal quarter 2003 results of drugstore.com, inc. and containing forward-looking statements relating to drugstore.com, inc’s performance during the second fiscal quarter of 2003.

Item 9. Regulation FD Disclosure.

drugstore.com, inc. intends to furnish the following information (including the exhibits hereto) under “Item 12. Results of Operations and Financial Condition.” In accordance with the interim guidance set forth in Release Nos. 33-8216 and 34-47583 issued by the Securities and Exchange Commission (the “SEC”) on March 27, 2003, however, such information is instead being furnished under “Item 9. Regulation FD Disclosure” because the SEC has not completed the necessary programming to add Item 12 of Form 8-K to its EDGAR system. The following information (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

On April 23, 2003, drugstore.com, inc. issued a press release to report its financial results for the fiscal quarter ended March 30, 2003 and certain other information. A copy of this press release is attached hereto as Exhibit 99.1. Following the issuance of this press release, drugstore.com hosted an earnings call in which its financial results for the fiscal quarter ended March 30, 2003 and certain other information were discussed. The script for this earnings call is attached as Exhibit 99.2 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DRUGSTORE.COM, INC. (Registrant)

By:	/s/ BOB BARTON
Robert A. Barton Vice President, Chief Financial Officer, and Treasurer

Date: April 28, 2003